Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Holt, Chief Executive Officer of Penny Auction Solutions, Inc., a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The quarterly report on Form 10-Q of Penny Auction Solutions, Inc. (the "Registrant") for the quarter ended February 29, 2016 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 14, 2016

/s/ Michael Holt
Michael Holt, Chief Executive Officer
(Principal Executive Officer)